UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: December 18, 2008 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2008 Vice Chairman James E. Benoski, former president and chief insurance officer of Cincinnati Financial Corporation and The Cincinnati Insurance Company, announced his retirement from active employment with the company effective January 16, 2009.  Mr. Benoski continues to serve as vice chairman of the board. On December 23, 2008, the company issued a news releases titled “Cincinnati Financial Corporation Vice Chairman James E. Benoski Retires from Executive Management,” furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 22, 2008, Cincinnati Financial Corporation issued the attached news release titled “Cincinnati Insurance to Begin Marketing Business Insurance Policies in Texas,” furnished as Exhibit 99.2 hereto and incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits

Exhibit 99.1 – News release dated December 23, 2008, “Cincinnati Financial Corporation Executive Officer James E. Benoski to Retire”

Exhibit 99.2 – News release dated December 22, 2008, “Cincinnati Insurance to Begin Marketing Business Insurance Policies in Texas”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: December 23, 2008	/S/Kenneth W. Stecher
Kenneth W. Stecher
President and Chief Executive Officer